Essential to care Q2 FY 2008 Earnings Call FY 2008 January 29, 2008 Exhibit 99.3

Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in Cardinal Health's
Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures in its various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to the timing of generic introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for healthcare products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies and government authorities relating to manufacturing or sale of products and other costs or claims that could arise from
Cardinal Health’s manufacturing, compounding or repackaging operations or from other services; the costs, difficulties and uncertainties related to the integration of acquired businesses; uncertainties relating to the amount of future share repurchases by Cardinal Health, which can be affected by
Cardinal Health's then-current stock price, regulatory restraints on share repurchases, cash flows, financial condition and alternative uses of cash available to Cardinal Health at the time, as well as by the amount of any additional share repurchases authorized by the board of directors; and general economic and market conditions.  This presentation reflects management’s views as of January 29,
2008.  Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.  In addition, this presentation includes non-GAAP financial measures.  Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at www.cardinalhealth.com.

3 Agenda Opening remarks Kerry Clark Chairman and Chief Executive Officer Financial overview Jeff Henderson Chief Financial Officer Q&A

4 Financial Overview • FY 2008 Q2 Results – Consolidated • FY 2008 Q2 Results – Business Segments • Key Financial Value Drivers • FY 2008 Financial Targets and Goals

Q2 FY 2008 Recap
$23,283
$519
$325
$0.89
($26)
18.3%
($M)
7%
1%
3%
16%
%
Change
1
GAAP Basis
$526
$329
$0.90
19.4%
($M)
(3%)
(3%)
8%
%
Change
1
Non-GAAP Basis
1 % change over prior year quarter
Revenue
Operating Earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity

Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $519 $0.89 $512 $0.77
Special Items ($30) ($0.05) ($20) ($0.03)
Impairment Charges
& Other $23 $0.04 ($13) ($0.03)
Non-GAAP
Consolidated $526 $0.90 $544 $0.83
Q2 FY 2008 Q2 FY 2007
Q2 Operating Earnings and EPS

Healthcare Supply Chain Services – Pharmaceutical
Business Analysis
Highlights:
• Revenue up 6% on new revenue from existing bulk customers
• Segment profit down 21%, driven by generic market conditions, timing of branded price increases, and customer repricings
• Economic profit
1
decreased 27 bps versus prior year
• Early renewal of Walgreens with substantial new business
Revenue
Segment Profit
20,351
258
Q2 FY08
($M)
19,238
328
Q2 FY07
($M)
6%
(21%)
% Change
1 Non-GAAP financial measure

Healthcare Supply Chain Services – Medical
Business Analysis
Highlights:
• Revenue up 8% on increased sales momentum to hospital, laboratory, and ambulatory customers
• Segment profit down 13%, driven by the previously disclosed change in corporate allocation, sales mix, and softness in the surgical kitting business
• Corporate allocation change negatively impacted segment profit by approximately 7 pps
• McGaw Park transition remains on track
Revenue
Segment Profit
2,015
72
Q2 FY08
($M)
1,872
82
Q2 FY07
($M)
8%
(13%)
% Change

Medical Products and Technologies
Business Analysis
Highlights:
• Revenue up 47%, driven by the VIASYS acquisition and strong sales of infection prevention products and surgical instruments
• Segment profit up 46% on the VIASYS addition and improved operating leverage in the core business
• Days inventory decreased by approximately 13 days since last quarter
• VIASYS integration remains ahead of schedule for FY08 synergies
Revenue
Segment Profit
667
69
Q2 FY08
($M)
455
47
Q2 FY07
($M)
47%
46%
% Change

Clinical Technologies and Services
Business Analysis
Highlights:
• Revenue up 8% over prior year on strong demand for Pyxis dispensing and supply products and strength in Alaris infusion products, dampened in part by a slowdown in pharmacy services
• Segment profit up 26%, driven by favorable product mix and improved operating leverage, somewhat offset by the $10M increase in the Alaris voluntary recall reserve
• Segment profit margin increased by 229 bps over Q2 FY07
Revenue
Segment Profit
715
115
Q2 FY08
($M)
662
92
Q2 FY07
($M)
8%
26%
% Change

Key Financial Value Drivers
Balance sheet management
– Portfolio optimization process continues
– Non-GAAP ROIC up 156 bps vs. Q2 last year
Capital deployment
– $350M in share buyback completed in Q2, $942M repurchased during the 1 st
half of FY08
Capital structure
– Debt to total capital increased from 25% in Q2 FY07 to 36% in Q2 FY08
– Net debt to capital
1
increased to 29% vs. 15% in Q2 last year
Non-GAAP Return on Equity increased 420 bps to 19.4%
1 Non-GAAP financial measure

FY08 Outlook
Lowering and narrowing EPS guidance to $3.75 – $3.85
1
on continued
Supply Chain Pharma challenges; other segments performing in-line or better than expectations
1 Non-GAAP financial measure
CTS
Continued margin expansion and sales growth for Alaris and Pyxis products; revenue dampened by pharmacy management slow down
MPT
HSCS – M
HSCS – P
Margin improvement on accelerated VIASYS synergies and growth of existing businesses
Turnaround on track; expecting a return to profit growth in 2 nd
half
2
nd
half impacted by costs associated with controlled substance anti-
diversion efforts, revised generics outlook, contract repricings, expected branded price increases

Financial Goals
3 Non-GAAP return on equity
4 These are the goals as announced by the company on June 27, 2007
2 Refined methodology for allocation of corporate costs within HSCS in FY08 positively impacts HSCS-P profit growth by 1.8 percentage points, and negatively impacts HSCS-M profit growth by 7.3 percentage points
1 Non-GAAP diluted EPS from continuing operations
In-line Strong investment grade Credit Rating:
Completed $942M in share repurchases in Q1 & Q2 -
Quarterly dividend $0.12 per share -
up to 50% of OCF, via share
repurchase and dividends
Cash Returned to
Shareholders:
In line with long-term goal > 100% of net earnings Operating Cash Flow:
In line with long-term goal 15% - 20%
Return on Equity³:
In range + 20 - 25% + 10 - 15% CTS
Above range + 25 - 30% + 8 - 12% MPT
Below range²
+ 6 - 9% + 4 - 7% HSCS - Medical
Below range²
+ 7 - 10% + 7 - 10% HSCS - Pharma
FY08 profit growth vs. long-term goal
Segment
Profit
Revenue Segment
$3.75 - $3.85 per share + 12 - 16%
EPS¹:
~ 7% + 8 - 10% Revenue:
January 29, 2008 Established June 27, 2007
FY08 Guidance FY08 – FY10 Goals
4

Q&A

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter 2008				Year-to-Date 2008
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$519	$30	($23)	$526	$1,009	$52	($23)	$1,038
Growth Rate	1%			(3)%	5%			2%
Provision for Income Taxes	$144	$11	($9)	$147	$288	$19	($9)	$298
Earnings from Continuing Operations
Amount	$325	$18	($14)	$329	$628	$33	($14)	$647
Growth Rate	3%			(3)%	4%			(0)%
Diluted EPS from Continuing Operations
Amount	$0.89	$0.05	($0.04)	$0.90	$1.71	$0.09	($0.04)	$1.76
Growth Rate	16%			8%	16%			12%

	Second Quarter 2007				Year-to-Date 2007
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$512	$20	$13	$544	$963	$42	$14	$1,019
Growth Rate	12%			16%	17%			19%
Provision for Income Taxes	$164	$7	—	$171	$286	$13	$1	$300
Earnings from Continuing Operations
Amount	$316	$13	$13	$341	$607	$29	$14	$649
Growth Rate	11%			15%	17%			19%
Diluted EPS from Continuing Operations
Amount	$0.77	$0.03	$0.03	$0.83	$1.47	$0.07	$0.03	$1.57
Growth Rate	17%			20%	23%			25%

The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter		Year-to-Date
(in millions)	2008	2007	2008	2007
GAAP Return on Equity	18.3%	34.1%	17.4%	23.5%
Non-GAAP Return on Equity
Net earnings	$324.7	$739.3	$626.5	$1,010.0
Special items, net of tax, in continuing operations	18.3	12.5	33.1	28.7
Special items, net of tax, in discontinued operations	—	1.7	—	3.1
Income tax benefit related to PTS discontinued operations	—	(425.0)	—	(425.0)

Adjusted net earnings	$343.0	$328.5	$659.6	$616.8
Annualized	$1,372.0	$1,314.0	1,319.2	1,233.6
Divided by average shareholders’ equity [1]	$7,088.2	$8,664.5	$7,184.4	$8,606.5
Non-GAAP return on equity	19.4%	15.2%	18.4%	14.3%

	Second Quarter		Year-to-Date
(in millions)	2008	2007	2008	2007
GAAP Return on Invested Capital	7.01%	13.85%	6.78%	9.51%
Non-GAAP Return on Invested Capital
Net earnings	$324.7	$739.3	$626.5	$1,010.0
Special items, net of tax, in continuing operations	18.3	12.5	33.1	28.7
Special items, net of tax, in discontinued operations	—	1.7	—	3.1
Interest expense and other, net of tax	32.0	20.2	59.4	43.8
Income tax benefit related to PTS discontinued operations	—	(425.0)	—	(425.0)

Adjusted net earnings	$375.0	$348.7	$719.0	$660.6
Annualized	1,500.0	1,394.8	1,438.0	1,321.2
Divided by average total invested capital [2]	$18,529.9	$21,349.1	$18,483.2	$21,245.3
Non-GAAP return on invested capital	8.09%	6.53%	7.78%	6.22%

[1]

The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of shareholders’ equity at the end of the prior years’ fourth quarter plus each of the current year quarters.

[2]

Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. The average total invested capital is calculated using the average of total invested capital at the end of the prior and current quarters except for year-to-date which is calculated as the average of the prior years’ fourth quarter plus each of the current year quarters. Unrecorded goodwill is $7.5 billion and $9.7 billion, respectively, for the December 31, 2007 and 2006 calculations. Current portion of long-term obligations and other short-term borrowings in discontinued operations, and long-term obligations in discontinued operations were $59.2 million, $46.6 million and $41.3 million at June 30, 2006, September 30, 2006, and December 31, 2006, respectively.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter		Year-to-Date
(in millions)	2008	2007	2008	2007
GAAP Effective Tax Rate from Continuing Operations	30.7%	34.2%	31.4%	32.0%
Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$469.2	$479.5	$916.1	$892.9
Special items	29.5	19.6	52.0	41.8

Adjusted earnings before income taxes and discontinued operations	$498.7	$499.1	$968.1	$934.7
Provision for income taxes	$144.1	$164.0	$287.8	$286.0
Special items tax benefit	11.2	7.1	18.9	13.1

Adjusted provision for income taxes	$155.3	$171.1	$306.7	$299.1
Non-GAAP effective tax rate from continuing operations	31.1%	34.3%	31.7%	32.0%

	Second Quarter
	2008	2007
Debt to Total Capital	36%	25%
Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$673.6	$48.9
Long-term obligations, less current portion and other short-term borrowings	3,396.5	2,935.8

Debt	$4,070.1	$2,984.7
Cash and equivalents	(1,184.4)	(1,004.8)
Short-term investments available for sale	—	(467.1)

Net debt	$2,885.7	$1,512.8
Total shareholders’ equity	$7,108.1	$8,907.8
Capital	$9,993.8	$10,420.6
Net debt to capital	29%	15%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations, non-GAAP return on equity, and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations, return on equity and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

HEALTHCARE SUPPLY CHAIN SERVICES

Pharmaceutical

	First Quarter Fiscal 2008				Second Quarter Fiscal 2008				Fiscal 2008 YTD
(in millions)	July	August	September	Total	October	November	December	Total
Economic Profit Margin
Segment profit				$305.4				$258.0	$563.4
Effective tax rate from continuing operations				35.9%				35.9%	35.9%

Net operating earnings, after-tax (NOPAT)				$195.6				$165.3	$360.9
Total assets	$11,591.6	$11,719.5	$11,574.7		$12,022.1	$11,749.3	$11,945.5
Less: assets from discontinued operations	—	—	—		—	—	—
Less: accounts payable	7,350.3	7,948.1	8,344.0		7,939.8	8,301.7	8,269.0
Less: other accrued liabilities	1,211.8	1,173.2	1,130.7		1,126.6	1,127.2	1,121.7
Less: liabilities from businesses held for sale	—	—	—		—	—	—
Less: deferred income taxes and other liabilities	88.8	86.7	35.0		87.1	86.7	36.6
Less: goodwill and other intangibles, net	1,351.2	1,344.9	1,345.2		1,345.6	1,347.7	1,335.5
Less: cash and equivalents	65.4	51.4	38.3		73.4	35.8	41.0
Less: short-term investments available for sale	—	—	—		—	—	—

Tangible capital	$1,524.1	$1,115.2	$681.5	$1,106.9	$1,449.6	$850.2	$1,141.7	$1,147.2	$1,127.0
Multiplied by weighted average cost of capital				2.3%				2.3%	4.5%

Capital charge				$25.5				$26.4	$50.7
Economic profit				$170.1				$138.9	$310.2
Revenue				$19,220.8				$20,350.8	$39,571.6
Economic profit margin				0.88%				0.68%	0.78%

	First Quarter Fiscal 2007				Second Quarter Fiscal 2007				Fiscal 2007 YTD
(in millions)	July	August	September	Total	October	November	December	Total
Economic Profit Margin
Segment profit				$288.7				$328.0	$616.7
Effective tax rate from continuing operations				35.1%				35.1%	35.1%

Net operating earnings, after-tax (NOPAT)				$187.5				$213.0	$400.5
Total assets	$11,549.8	$12,206.9	$11,620.0		$11,781.8	$11,624.6	$11,663.1
Less: assets from discontinued operations	107.5	109.4	—		—	—	—
Less: accounts payable	7,488.3	8,027.1	8,101.0		7,469.0	7,518.2	8,292.2
Less: other accrued liabilities	1,069.5	1,088.6	1,016.3		1,092.8	1,100.2	1,036.3
Less: liabilities from businesses held for sale	—	—	—		—	—	—
Less: deferred income taxes and other liabilities	82.1	82.1	71.0		89.3	89.7	71.6
Less: goodwill and other intangibles, net	1,354.5	1,361.8	1,332.4		1,328.7	1,335.0	1,335.7
Less: cash and equivalents	42.2	57.4	75.0		91.3	102.7	113.6
Less: short-term investments available for sale	—	—	—		—	—	—

Tangible capital	$1,405.7	$1,480.5	$1,024.3	$1,303.5	$1,710.7	$1,478.8	$813.7	$1,334.4	$1,318.9
Multiplied by weighted average cost of capital				2.3%				2.3%	4.5%

Capital charge				$30.0				$30.7	$59.4
Economic profit				$157.5				$182.3	$341.1
Revenue				$18,532.8				$19,237.6	$37,770.4
Economic profit margin				0.85%				0.95%	0.90%

HEALTHCARE SUPPLY CHAIN SERVICES
Medical

	First Quarter Fiscal 2008				Second Quarter Fiscal 2008				Fiscal 2008 YTD
(in millions)	July	August	September	Total	October	November	December	Total
Economic Profit Margin
Segment profit				$57.5				$71.5	$129.0
Effective tax rate from continuing operations				29.3%				29.5%	29.5%

Net operating earnings, after-tax (NOPAT)				$40.6				$50.4	$90.9
Total assets	$2,481.8	$2,515.4	$2,552.6		$2,568.3	$2,635.4	$2,617.1
Less: assets from discontinued operations	—	—	—		—	—	—
Less: accounts payable	539.0	581.0	615.0		520.6	582.1	551.6
Less: other accrued liabilities	67.0	71.7	53.5		81.8	77.6	64.7
Less: liabilities from businesses held for sale	—	—	—		—	—	—
Less: deferred income taxes and other liabilities	54.6	55.4	61.3		56.6	56.6	61.7
Less: goodwill and other intangibles, net	386.0	385.9	388.2		390.3	388.8	389.4
Less: cash and equivalents	24.4	25.7	21.6		21.9	22.1	5.2
Less: short-term investments available for sale	—	—	—		—	—	—

Tangible capital	$1,410.8	$1,395.7	$1,413.0	$1,406.5	$1,497.1	$1,508.2	$1,544.5	$1,516.6	$1,461.6
Multiplied by weighted average cost of capital				2.3%				2.3%	4.5%

Capital charge				$32.3				$34.9	$65.8
Economic profit				$8.3				$15.5	$25.1
Revenue				$1,920.7				$2,014.9	$3,935.6
Economic profit margin				0.43%				0.77%	0.64%

	First Quarter Fiscal 2007				Second Quarter Fiscal 2007				Fiscal 2007 YTD
(in millions)	July	August	September	Total	October	November	December	Total
Economic Profit Margin
Segment profit				$64.1				$81.9	$146.1
Effective tax rate from continuing operations				29.8%				29.8%	29.8%

Net operating earnings, after-tax (NOPAT)				$45.0				$57.5	$102.5
Total assets	$2,442.1	$2,437.6	$2,456.6		$2,492.0	$2,525.1	$2,505.1
Less: assets from discontinued operations	—	—	—		—	—	—
Less: accounts payable	534.8	478.7	510.4		510.6	524.1	544.4
Less: other accrued liabilities	71.1	78.1	49.4		77.4	61.6	20.9
Less: liabilities from businesses held for sale	—	—	—		—	—	—
Less: deferred income taxes and other liabilities	58.2	58.1	53.0		57.2	55.4	44.4
Less: goodwill and other intangibles, net	378.8	377.8	377.7		385.3	384.7	378.3
Less: cash and equivalents	2.9	3.0	4.1		4.2	9.8	7.4
Less: short-term investments available for sale	—	—	—		—	—	—

Tangible capital	$1,396.3	$1,441.9	$1,462.0	$1,433.4	$1,457.3	$1,489.5	$1,509.7	$1,485.5	$1,459.5
Multiplied by weighted average cost of capital				2.3%				2.3%	4.5%

Capital charge				$33.0				$34.2	$65.7
Economic profit				$12.0				$23.3	$36.8
Revenue				$1,806.1				$1,872.5	$3,678.6
Economic profit margin				0.66%				1.24%	1.00%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal the total due to rounding

(3)

Healthcare Supply Chain Services - Pharmaceutical Tangible Capital calculated for both current and prior fiscal year includes an allocation of payables previously held at Corporate to more accurately reflect the payable balance of the segment.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter
(in millions)	2008	2007
Clinical Technologies and Services revenue growth	8%

Clinical Technologies and Services revenue	$714.5	$662.4
Less: Pharmacy Services business unit revenue	(205.5)	(233.5)

Clinical Technologies and Services revenue excluding Pharmacy Services business unit revenue	$509.0	$428.9

Clinical Technologies and Services revenue growth excluding Pharmacy Services business unit revenue	19%

Clinical Technologies and Services Canadian revenue (in US dollars)	$10.4	$5.8
Clinical Technologies and Services Canadian revenue growth (in US dollars)	79%

Clinical Technologies and Services Canadian revenue (in Canadian dollars)	$10.9	$6.6
Clinical Technologies and Services Canadian revenue growth (in Canadian dollars)	65%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Economic Profit: segment net operating earnings, after-tax minus (tangible capital multiplied by weighted average cost of capital); Tangible Capital is the quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

Economic Profit Margin: economic profit divided by revenue

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items) divided by earnings before income taxes and discontinued operations adjusted for special items)

Non-GAAP Operating Earnings: operating earnings excluding special items and impairment charges and other

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Operating Margin: non-GAAP operating earnings divided by revenue

Non-GAAP Return on Equity: (annualized current period net earnings plus special items minus special items tax benefit) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (annualized net earnings plus special items minus special items tax benefit plus interest expense and other) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

[1]

For the three and six months ended December 31, 2006, the numerator in calculating this non-GAAP financial measure also excludes a $425 million income tax benefit related to PTS discontinued operations recorded in the second quarter of fiscal 2007.